Exhibit No. 17
Headway Corporate Resources, Inc.
Form S-3/ Post-Eff. Am. No. 1
File No. 333-08616


The  consent of Lehman, Jensen & Donahue, L.C., required by  Item
601(23) of Regulation S-B is contained in Exhibit 16 to the Registration Statement on Form S-3, and is incorporated herein by this reference.